TRUEBLUE REPORTS FIRST QUARTER 2026 RESULTS

TACOMA, WASH. - May 5, 2026 -- TrueBlue (NYSE:TBI) today announced its first quarter results for 2026.

First Quarter 2026 Financial Highlights

•Revenue of $399 million, up 8 percent compared to the prior year period
◦7 percent organic growth excluding $4 million of inorganic revenue from the January 2025 HSP acquisition
•Net loss of $20 million compared to net loss of $14 million in the prior year period
◦Includes a non-cash goodwill impairment charge of $4 million
◦SG&A expense improved 8 percent to $87 million compared to $95 million in the prior year period
◦Adjusted EBITDA1 improved to -$3 million compared to -$4 million in the prior year period
•Cash of $24 million, debt of $74 million and $36 million unused on our borrowing base, for total liquidity of $60 million at period end

Commentary

“We delivered first quarter results toward the high end of expectations, driven by continued expansion in skilled verticals alongside stabilizing demand trends and sustained operational and cost discipline,” said Taryn Owen, President and CEO of TrueBlue. “We are making meaningful progress advancing our long-term growth strategy and remain focused on top-line growth with enhanced profitability.”

Ms. Owen continued, “We are leveraging an enhanced sales model to strengthen and expand our market position while unlocking technological and operational efficiencies to deliver sustainable, profitable growth. Our initiatives are taking hold, driving improved performance and positioning us to realize the significant growth opportunities that lie ahead.”

Results

First quarter revenue was $399 million, an 8 percent increase compared to the prior year period. Net loss per diluted share was $0.66 compared to net loss per diluted share of $0.48 in the prior year period. Adjusted net loss1 per diluted share was $0.41 compared to adjusted net loss per diluted share of $0.40 in the prior year period.

2026 Outlook

TrueBlue is providing certain forward-looking information to help investors form their estimates, which can be found in the quarterly earnings presentation filed today.

Management will discuss first quarter 2026 results on a webcast at 2:00 p.m. PT (5:00 p.m. ET), today, Tuesday, May 5, 2026.

The quarterly earnings presentation and webcast can be accessed on the Investor Relations section of the TrueBlue website: investor.trueblue.com.

About TrueBlue

TrueBlue (NYSE: TBI) is a leading provider of specialized workforce solutions. As The People Company®, we put people first–advancing our mission to connect people and work while delivering smart, scalable solutions that help businesses grow and communities thrive. Since our founding, TrueBlue has connected more than 10 million people with work and served over 3 million clients across a variety of industries. Powered by proprietary, digitally enabled platforms and decades of expertise, our brands–PeopleReady, PeopleScout, Staff Management | SMX, Centerline, SIMOS, and Healthcare Staffing Professionals–provide a full spectrum of flexible staffing, workforce management, and recruitment solutions that bring precision, speed and scale to the changing world of work. Learn more at www.trueblue.com.

1 Refer to the financial statements accompanying this release for more information regarding non-GAAP terms.

Forward-looking statements and non-GAAP financial measures

This document contains forward-looking statements relating to our plans and expectations including, without limitation, statements regarding the future performance and operations of our business, expectations regarding market expansion and stabilization in demand, and operational efficiencies, including from our digital investments, all of which are subject to risks and uncertainties. Such statements are based on management’s expectations and assumptions as of the date of this release and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in our forward-looking statements including: (1) national and global economic conditions, which can be negatively impacted by factors such as rising interest rates, inflation, changes in government policies, political instability, epidemics and global trade uncertainty, (2) our ability to maintain profit margins, (3) our ability to attract and retain clients, (4) factors relating to any unsolicited offer (“Offer”) to purchase the shares of the Company, actions taken by the Company or its shareholders in respect to such an Offer, and the effects of such an Offer, or the completion or failure to complete an Offer, on the Company’s business, or other developments involving such an Offer; (5) actions of activist investors including costs and expenses incurred to address activism-related matters and the distraction of management from business operations in responding to those actions, including any proposals or a proxy context for the election of directors at our annual meeting of shareholders; (6) our ability to access sufficient capital to finance our operations, including our ability to comply with covenants contained in our revolving credit facility, (7) our ability to successfully execute on business strategies and further digitalize our business model, (8) our ability to attract sufficient qualified candidates and employees to meet the needs of our clients, (9) new laws, regulations, and government incentives that could affect our operations or financial results, (10) any reduction or change in tax credits we utilize, including the Work Opportunity Tax Credit, (11) our ability to successfully integrate acquired businesses, and (12) the timing and amount of common stock repurchases, if any, which will be determined at management’s discretion and depend upon several factors, including market and business conditions, the trading price of our common stock and the nature of other investment opportunities. Other information regarding factors that could affect our results is included in our Securities and Exchange Commission (“SEC”) filings, including the Company’s most recent reports on Forms 10-K and 10-Q, copies of which may be obtained by visiting our website at www.trueblue.com under the Investor Relations section or the SEC’s website at www.sec.gov. We assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Any other references to future financial estimates are included for informational purposes only and subject to risk factors discussed in our most recent filings with the SEC. Any comparisons made herein to other periods are based on a comparison to the same period in the prior year unless otherwise stated.
In addition, we use several non-GAAP financial measures when presenting our financial results in this document. Please refer to the reconciliations between our U.S. GAAP and non-GAAP financial measures in the appendix to this document and on our website at www.trueblue.com under the Investor Relations section for additional information on both current and historical periods. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies.

Contact

Investor Relations
InvestorRelations@trueblue.com

TRUEBLUE, INC.
SUMMARY CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	13 weeks ended
(in thousands, except per share data)	Mar 29, 2026	Mar 30, 2025
Revenue from services	$398,566	$370,254
Cost of services	319,547	283,912
Gross profit	79,019	86,342
Selling, general and administrative expense	87,299	94,621
Depreciation and amortization	5,911	5,844
Goodwill impairment charge	3,656	—
Loss from operations	(17,847)	(14,123)
Interest and other income (expense), net	(1,372)	193
Loss before tax expense	(19,219)	(13,930)
Income tax expense	576	418
Net loss	$(19,795)	$(14,348)

Net loss per common share:
Basic	$(0.66)	$(0.48)
Diluted	$(0.66)	$(0.48)

Weighted average shares outstanding:
Basic	30,145	29,698
Diluted	30,145	29,698

TRUEBLUE, INC.
SUMMARY CONSOLIDATED BALANCE SHEETS
(Unaudited)

(in thousands)	Mar 29, 2026	Dec 28, 2025
ASSETS
Cash and cash equivalents	$24,132	$24,510
Accounts receivable, net	246,343	241,233
Other current assets	30,821	31,866
Total current assets	301,296	297,609
Property and equipment, net	69,462	73,117
Restricted cash, cash equivalents and investments	129,229	136,588
Goodwill and intangible assets, net	56,362	60,591
Other assets, net	64,319	70,762
Total assets	$620,668	$638,667

LIABILITIES AND SHAREHOLDERS’ EQUITY
Accounts payable and other accrued expenses	$39,811	$36,111
Accrued wages and benefits	65,681	61,736
Current portion of workers’ compensation claims reserve	22,931	24,193
Other current liabilities	15,442	16,493
Total current liabilities	143,865	138,533
Workers’ compensation claims reserve, less current portion	65,170	72,551
Long-term debt, less current portion	73,900	65,800
Other long-term liabilities	81,651	87,226
Total liabilities	364,586	364,110
Shareholders’ equity	256,082	274,557
Total liabilities and shareholders’ equity	$620,668	$638,667

TRUEBLUE, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	13 weeks ended
(in thousands)	Mar 29, 2026	Mar 30, 2025
Cash flows from operating activities:
Net loss	$(19,795)	$(14,348)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization (inclusive of depreciation included in cost of services)	6,867	6,810
Goodwill impairment charge	3,656	—
Provision for credit losses	1,074	250
Stock-based compensation	1,793	2,060
Deferred income taxes	195	—
Non-cash lease expense	2,613	2,753
Other operating activities	1,982	1,486
Changes in operating assets and liabilities:
Accounts receivable	(6,052)	9,133
Income taxes receivable and payable	—	373
Other assets	7,003	7,150
Accounts payable and other accrued expenses	4,002	(9,580)
Accrued wages and benefits	3,946	(5,418)
Workers’ compensation claims reserve	(8,643)	(16,865)
Operating lease liabilities	(3,034)	(3,035)
Other liabilities	(5,386)	(2,884)
Net cash used in operating activities	(9,779)	(22,115)
Cash flows from investing activities:
Capital expenditures	(2,829)	(4,680)
Acquisition of business, net of cash acquired	—	(30,044)
Purchases of restricted held-to-maturity investments	(7,718)	—
Sales and maturities of restricted held-to-maturity investments	13,768	10,756
Net cash provided by (used in) investing activities	3,221	(23,968)
Cash flows from financing activities:
Net proceeds from employee stock purchase plans	162	70
Common stock repurchases for taxes upon vesting of restricted stock	(597)	(895)
Net change in revolving credit facility	8,100	50,200
Other	(491)	(6)
Net cash provided by financing activities	7,174	49,369
Effect of exchange rate changes on cash, cash equivalents and restricted cash and cash equivalents	(323)	(230)
Net change in cash, cash equivalents, and restricted cash and cash equivalents	293	3,056
Cash, cash equivalents and restricted cash and cash equivalents, beginning of period	44,020	61,100
Cash, cash equivalents and restricted cash and cash equivalents, end of period	$44,313	$64,156

TRUEBLUE, INC.
SEGMENT DATA
(Unaudited)

	13 weeks ended
(in thousands)	Mar 29, 2026	Mar 30, 2025
Revenue from services:
PeopleReady	$225,053	$189,305
PeopleManagement	127,257	135,532
PeopleSolutions (1)	46,256	45,417
Total company	$398,566	$370,254

Segment profit (loss) (2):
PeopleReady	$(3,302)	$(2,974)
PeopleManagement	3,254	2,894
PeopleSolutions	2,663	1,952
Total segment profit	2,615	1,872
Corporate unallocated expense	(5,665)	(5,794)
Total company Adjusted EBITDA (3)	(3,050)	(3,922)
Third-party processing fees for hiring tax credits (4)	100	(90)
Amortization of software as a service assets (5)	(1,259)	(1,093)
Acquisition/integration costs	(16)	(710)
Goodwill impairment charge	(3,656)	—
Workforce reduction costs (6)	(1,069)	(1,400)
Other adjustments, net (7)	(2,030)	(98)
EBITDA (3)	(10,980)	(7,313)
Depreciation and amortization (8)	(6,867)	(6,810)
Interest and other income (expense), net	(1,372)	193
Loss before tax expense	(19,219)	(13,930)
Income tax expense	(576)	(418)
Net loss	$(19,795)	$(14,348)
(1)PeopleSolutions segment includes previously reported PeopleScout segment as well as Healthcare Staffing Professionals Inc. acquired on January 31, 2025.
(2)We evaluate performance based on segment revenue and segment profit (loss). Segment profit (loss) includes revenue, related cost of services, and ongoing operating expenses directly attributable to the reportable segment. Segment profit (loss) excludes goodwill impairment charges, depreciation and amortization expense, unallocated corporate general and administrative expense, interest expense, other income, income taxes, and other adjustments not considered to be ongoing.
(3)See the Non-GAAP Financial Measures table on the next page for definitions of EBITDA and Adjusted EBITDA.
(4)These third-party processing fees are associated with generating hiring tax credits.
(5)Amortization of software as a service assets is reported in selling, general and administrative expense.
(6)Workforce reduction costs were reported as $0.1 million in cost of services and $1.0 million in selling, general and administrative expense for the 13 weeks ended March 29, 2026. Workforce reduction costs were reported as $0.1 million in cost of services and $1.3 million in selling, general and administrative expense for the 13 weeks ended March 30, 2025.
(7)Other adjustments for the 13 weeks ended March 29, 2026 includes non-routine professional fees and other expenses.
(8)Includes software depreciation reported in cost of services.

TRUEBLUE, INC.
NON-GAAP FINANCIAL MEASURES AND NON-GAAP RECONCILIATIONS

In addition to financial measures presented in accordance with U.S. GAAP, we monitor certain non-GAAP key financial measures. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies.

Non-GAAP measure	Definition	Purpose of adjusted measures
Adjusted net loss and Adjusted net loss per diluted share
Net loss and net loss per diluted share, excluding:
–non-cash amortization of intangibles,
–acquisition/integration costs,
–non-cash goodwill impairment charge,
–workforce reduction costs, and
–other adjustments, net.

–Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business.
–Used by management to assess performance and effectiveness of our business strategies.
–Provides a measure, among others, used in the determination of incentive compensation for management.

EBITDA and Adjusted EBITDA
EBITDA excludes from net loss:
–income tax expense,
–interest and other (income) expense, net, and
–non-cash depreciation and amortization.

Adjusted EBITDA further excludes:
–third-party processing fees for hiring tax credits,
–amortization of software as a service assets,
–acquisition/integration costs,
–non-cash goodwill impairment charge,
–workforce reduction costs, and
–other adjustments, net.

–Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business.
–Used by management to assess performance and effectiveness of our business strategies.
–Provides a measure, among others, used in the determination of incentive compensation for management.

Adjusted SG&A expense
Selling, general and administrative expense excluding:
–third-party processing fees for hiring tax credits,
–amortization of software as a service assets,
–acquisition/integration costs,
–workforce reduction costs, and
–other adjustments, net.

–Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business.

1.RECONCILIATION OF U.S. GAAP NET LOSS TO ADJUSTED NET LOSS AND ADJUSTED NET LOSS PER DILUTED SHARE
(Unaudited)

	13 weeks ended
(in thousands, except for per share data)	Mar 29, 2026	Mar 30, 2025
Net loss	$(19,795)	$(14,348)
Non-cash amortization of intangible assets	650	401
Acquisition/integration costs	16	710
Non-cash goodwill impairment charge	3,656	—
Workforce reduction costs (1)	1,069	1,400
Other adjustments, net (2)	2,030	98
Adjusted net loss	$(12,374)	$(11,739)

Adjusted net loss per diluted share	$(0.41)	$(0.40)

Diluted weighted average shares outstanding	30,145	29,698

Margin / % of revenue:
Net loss	(5.0)%	(3.9)%
Adjusted net loss	(3.1)%	(3.2)%
2.RECONCILIATION OF U.S. GAAP NET LOSS TO EBITDA AND ADJUSTED EBITDA
(Unaudited)

	13 weeks ended
(in thousands)	Mar 29, 2026	Mar 30, 2025
Net loss	$(19,795)	$(14,348)
Income tax expense	576	418
Interest and other (income) expense, net	1,372	(193)
Non-cash depreciation and amortization (3)	6,867	6,810
EBITDA	(10,980)	(7,313)
Third-party processing fees for hiring tax credits (4)	(100)	90
Amortization of software as a service assets (5)	1,259	1,093
Acquisition/integration costs	16	710
Non-cash goodwill impairment charge	3,656	—
Workforce reduction costs (1)	1,069	1,400
Other adjustments, net (2)	2,030	98
Adjusted EBITDA	$(3,050)	$(3,922)

Margin / % of revenue:
Net loss	(5.0)%	(3.9)%
Adjusted EBITDA	(0.8)%	(1.1)%

3.RECONCILIATION OF U.S. GAAP SELLING, GENERAL AND ADMINISTRATIVE EXPENSE TO ADJUSTED SG&A EXPENSE
(Unaudited)

	13 weeks ended
(in thousands)	Mar 29, 2026	Mar 30, 2025
Selling, general and administrative expense	$87,299	$94,621
Third-party processing fees for hiring tax credits (4)	100	(90)
Amortization of software as a service assets (5)	(1,259)	(1,093)
Acquisition/integration costs	(16)	(710)
Workforce reduction costs (1)	(1,017)	(1,297)
Other adjustments, net (2)	(2,030)	(98)
Adjusted SG&A expense	$83,077	$91,333

% of revenue:
Selling, general and administrative expense	21.9%	25.6%
Adjusted SG&A expense	20.8%	24.7%
(1)Workforce reduction costs were reported as $0.1 million in cost of services and $1.0 million in selling, general and administrative expense for the 13 weeks ended March 29, 2026. Workforce reduction costs were reported as $0.1 million in cost of services and $1.3 million in selling, general and administrative expense for the 13 weeks ended March 30, 2025.
(2)Other adjustments for the 13 weeks ended March 29, 2026 includes non-routine professional fees and other expenses.
(3)Includes software depreciation reported in cost of services.
(4)These third-party processing fees are associated with generating hiring tax credits.
(5)Amortization of software as a service assets is reported in selling, general and administrative expense.